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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 16, 2005

                            DATASTREAM SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-25590                         57-0813674
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         (Commission File Number)      (IRS Employer Identification No.)

     50 Datastream Plaza, Greenville, South Carolina        29605
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       (Address of Principal Executive Offices)           (Zip Code)

                                 (864) 422-5001
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02  Non-Reliance on Previously Issued Financial Statements or a related
           Audit Report or Completed Interim Review

        On February 16, 2005, the Board of Directors of Datastream Systems, Inc. (the "Company") concluded that previously filed financial statements for the years ended December 31, 2001, 2002 and 2003 and for the quarters ended March 31, 2004 and June 30, 2004 should no longer be relied upon. The Audit Committee of the Board of Directors has discussed the matters disclosed in this report with KPMG LLP, the Company's independent registered public accounting firm.

        The Company intends to amend its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 to restate the financial information for the fiscal years ended December 31, 2001, 2002 and 2003 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004. The Company expects to file such amended Form 10-K and amended Forms 10-Q on or before March 15, 2005. In addition, these adjustments will be reflected in the financial information reported in the Company's Form 10-Q for the quarter ended September 30, 2004.

        The following is a summary of the anticipated effect of the restatement upon the condensed consolidated financial statements:


                  Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended      Quarter Ended      Quarter Ended
                  December 31, 2001   December 31, 2002   December 31, 2003     March 31, 2004      June 30, 2004
                  -----------------   -----------------   -----------------   -----------------   -----------------
Dilutive
Earnings Per
Share, As
Reported          $           (0.71)  $            0.09   $            0.19   $            0.06   $            0.08

Dilutive
Earnings Per
Share, Restated
                  $           (0.71)  $            0.08   $            0.18   $            0.07   $            0.08

        The vast majority of the adjustments required were the result of the improper timing of revenue recognition. The reversing amounts not fully realized as of September 30, 2004 will be reported as deferred revenue on the balance sheet as of September 30, 2004.

        The results noted above are subject to change as the Company completes its review and the Company's independent registered public accounting firm completes their procedures with regard to the restatement. The restated results were derived using the historical effective income tax rates. Actual rates as a result of the restatement may be different.

        On October 27, 2004 the Company reported preliminary results for the quarter ended September 30, 2004. The dilutive earnings per share reported was $0.05 for the quarter. The restated dilutive earnings per share is expected to remain unchanged, however we expect that dilutive earnings per share for the nine months ended September 30, 2004 will increase a total of $0.01 over prior reported amounts.

        The restatement is the result of the Audit Committee's independent investigation into allegations of improper reseller revenue recognition and other financial improprieties in China. As a result of the investigation, the Company determined that certain control deficiencies existed at its Chinese subsidiary. These deficiencies included a lack of oversight and local knowledge of revenue recognition with respect to revenue from resellers in accordance with U.S. generally accepted accounting principles, inadequate retention of documentation of the financial stability of the Company's resellers and an inadequate control structure and management oversight for its Chinese subsidiary. The Company has taken corrective actions to strengthen its internal controls in China, including the separation from employment of personnel, moving to cash basis revenue recognition for reseller transactions where appropriate, lowering the threshold of license revenue that must be reviewed by corporate headquarters, hiring additional accounting personnel and reassigning an executive from the U.S. headquarters to manage the Company's Asia-Pacific operations, including those in China. The Audit Committee determined that the only Datastream personnel involved in the improper activities were certain employees of the Chinese subsidiary.

        As a result of the independent investigation by the Audit Committee into the Company's operations in China, the Company also reviewed revenue recognition policies and procedures for all its international regions including the rest of Asia-Pacific, Latin America and Europe. Company management and the Audit Committee concluded that revenues generated from certain resellers in the Company's Asia-Pacific and Latin American operations should have been recognized on a cash basis rather than on an accrual basis as a result of the uncertainty of collectibility from 2001 to 2004. The Company now ensures that it maintains documentation of the assessment of financial stability of all distributors along with payment history and now reviews agreements and business practices for indications of contingent revenues. If financial stability cannot be determined and properly documented or if payment from the distributor is contingent, then revenue is recognized upon cash receipt. In markets where revenue is contingent per written agreement or business practices and history indicates that revenue is contingent from distributors, we now recognize distributor revenue upon cash receipt.

         In addition to the above, the Audit Committee concluded that the Company's Latin American operations had improperly recognized revenue prematurely in light of the timing of the receipt of proper evidence of an arrangement as required by Company policy and U.S. generally accepted accounting principles. The Company has implemented measures to ensure policies are adhered to going forward. Other miscellaneous revenue adjustments were noted during the course of the review.

FORWARD LOOKING STATEMENTS

         This filing contains forward-looking statements that involve a number of risks and uncertainties. Factors that could cause actual results to differ materially include, but are not limited to: the Company may not be able to file its Form 10-Q for the quarter ended September 30, 2004 by the deadline required by Nasdaq if the Company cannot complete its review and the independent auditors cannot complete their necessary procedures; the Company may not be able to comply with the other conditions for continued listing issued by the Nasdaq Hearings Panel; if the Company cannot comply with the conditions for continued listing, the Company's common stock may no longer be approved for trading on the Nasdaq Stock Market, which could adversely affect the liquidity of the trading market for our common stock, and, therefore, could adversely affect the trading price of our common stock; with respect to the Company's review of its internal controls, the Company cannot be certain that it will comply with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 in a timely manner or that it will be able to assess that the Company's internal controls are working effectively; due to the amount of resources that have been devoted to the Company's revenue recognition review, the Company is concerned that it may not be able to file its Form 10-K for the year ended December 31, 2004 by the required deadline; the results of our continuing review of our financial statements and completion of our fiscal year 2004 audit; and other risk factors listed from time to time in Datastream's SEC reports, including, but not limited to the "Risk Factors" contained in Datastream's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Datastream does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DATASTREAM SYSTEMS, INC.

                                                     By: /s/ C. Alex Estevez
                                                         -----------------------
                                                         C. Alex Estevez Chief
                                                         Financial Officer
                                                         (principal financial
                                                         and accounting officer)

Dated: February 22, 2005